EXHIBIT 99.2


                        SEPARATION AND RELEASE AGREEMENT

     THIS SEPARATION AND RELEASE AGREEMENT AND COVENANT NOT TO SUE (the "Agreement") is entered into by and between PRG-Schultz USA, Inc., a Georgia corporation (the "Company"), successor to The Profit Recovery Group International II, L.P., and John M. Toma, a resident of the state of Georgia ("Executive"), as of the Effective Date of the Agreement, as defined below.

                                   WITNESSETH

     Executive and the Company are parties to that certain Employment Agreement, dated March 20, 1996, as amended on May 14, 2002 ("Employment Agreement").

     Executive and Company are parties (i) to that certain Change of Control and Restrictive Covenant Agreement, dated February 14, 2005, and (ii) that certain Correction to Change of Control and Restrictive Covenant Agreement, dated April 13, 2005 (collectively, the "Change of Control Agreement").

     Executive and Company are terminating their employment relationship, subject to the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Termination of Employment. The parties hereto hereby acknowledge and agree that Executive's employment with the Company will automatically terminate as of the close of business on July 31, 2005 (the "Termination Date").

     2. General Release of Claims by Executive. In consideration of the covenants from Company to Executive set forth herein and in the Employment Agreement and Change of Control Agreement, the receipt and sufficiency of which is hereby acknowledged, Executive, on his behalf and on behalf of his heirs, devisees, legatees, executors, administrators, personal and legal representatives, assigns and successors in interest (collectively, the "Derivative Claimants" and each a "Derivative Claimant"), hereby IRREVOCABLY, UNCONDITIONALLY AND GENERALLY RELEASES, ACQUITS, AND FOREVER DISCHARGES, to the fullest extent permitted by law, the Company, PRG-Schultz International, Inc. ("Parent") and each of Parent's and the Company's directors, officers, employees, representatives, stockholders, predecessors, successors, assigns, agents, attorneys, divisions, subsidiaries and affiliates (and agents, directors, officers, employees, representatives and attorneys of such stockholders, predecessors, successors, assigns, divisions, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively, the "Company Releasees" and each a "Company Releasee"), or any of them, from any and all charges, complaints, claims, damages, actions, causes of action, suits, rights, demands, grievances, costs, losses, debts, and expenses (including attorneys' fees and costs incurred), of any nature whatsoever, known or unknown, that Executive now has, owns, or holds, or claims to have, own, or hold, or which Executive at any time heretofore had, owned, or held, or claimed to have, own, or hold from the beginning of time to the date that Executive signs this Agreement, including, but not limited to, those claims arising out of or relating to (i) any agreement, commitment, contract, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right or other instrument, document, obligation or arrangement, whether written or oral, or any other relationship, involving Executive and/or any Company Releasee, (ii) breach of any express or implied contract, breach of implied covenant of good faith and fair dealing, misrepresentation, interference with contractual or business relations, personal injury, slander, libel, assault, battery, negligence, negligent or intentional infliction of emotional distress or mental suffering, false imprisonment, wrongful termination, wrongful demotion, wrongful failure to promote, wrongful deprivation of a career opportunity, discrimination (including disparate treatment and disparate impact), hostile work environment, sexual harassment, retaliation, any request to submit to a drug or polygraph test, and/or whistleblowing, whether said claim(s) are brought pursuant to the AGE DISCRIMINATION IN EMPLOYMENT ACT (29 U.S.C. SECTIONS 621-634), TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, THE EQUAL PAY ACT, 42 U.S.C. SECTIONS 1981, 1983, OR 1985, THE VOCATIONAL REHABILITATION ACT OF 1977, THE AMERICANS WITH DISABILITIES ACT, THE FAMILY AND MEDICAL LEAVE ACT OR THE FAIR CREDIT REPORTING ACT or any other constitutional, federal, regulatory, state or local law, or under the common law or in equity, and (iii) any other matter (each of which is referred to herein as a "Claim"); provided, however, that nothing contained herein shall operate to release any obligations of the Company, its successors or assigns arising under any claims under the Employment Agreement, the Change of Control Agreement or under any written Company benefit plans, any 401(k) plan, any pension plan and any similar plan, to the extent Executive is entitled to benefits under the respective terms thereof.

     3. Release of Unknown Claims. Executive recognizes that he may have some claim, demand, or cause of action against the Company Releasees relating to any Claim of which he is totally unaware and unsuspecting and which is given up by the execution of this Agreement. It is Executive's intention in executing this Agreement with the advice of legal counsel that this Agreement will deprive him of any such Claim and prevent Executive or any Derivative Claimant from asserting the same. The provisions of any local, state, federal, or foreign law, statute, or judicial decision providing in substance that this Agreement shall not extend to such unknown or unsuspecting claims, demands, or damages, are hereby expressly waived.

     4. Release of Claims by Company. As a material inducement to Executive to enter into this Agreement, the Company hereby, on behalf of itself and its successors and assigns, to the fullest extent permitted by law, absolutely, unconditionally, completely and irrevocably releases, acquits, discharges, and waives forever and for all purposes Executive from any and all charges, complaints, claims, promises, agreements, demands, actions or causes of action, suits, damages (including attorneys' fees and costs actually incurred), expenses, compensation, penalties, liabilities and obligations of any kind or nature whatsoever, that any of the Company, Parent, or any other subsidiary of Parent, or any of their respective shareholders, may have, in each such case, of which the Independent Directors of Parent have actual knowledge as of the date hereof ("Company Claims"). For purposes hereof, "Independent Director" means a director of Parent that satisfies the criteria for independence under the listing standards established by the National Association of Securities Dealers, Inc. as in effect on the date hereof.

     5. Acknowledgments.

     (a) Executive acknowledges that he has thoroughly discussed all aspects of this Agreement with his attorney, that he has carefully read and fully understands all of the provisions of this Agreement, and that he is voluntarily entering into this Agreement. Executive hereby waives the requirement under the Age Discrimination in Employment Act that Executive has twenty-one (21) days to review and consider this Agreement before executing it. Executive acknowledges and understands that he shall have seven (7) days after signing this Agreement during which he may revoke this Agreement by providing written notice to the Company within seven (7) days following its execution. Any notice of revocation of this Agreement shall not be effective unless given in writing and received by the Company within the seven-day revocation period via personal delivery, overnight courier, or certified U.S. mail, return receipt requested, to PRG-SCHULTZ USA, INC., 600 Galleria Parkway, Suite 100, Atlanta, Georgia 30339,
Attention: General Counsel. THIS AGREEMENT SHALL NOT BECOME EFFECTIVE AND ENFORCEABLE UNTIL SUCH SEVEN (7) DAY PERIOD HAS EXPIRED. IF EMPLOYEE REVOKES THIS AGREEMENT WITHIN SUCH SEVEN (7) DAY PERIOD, EMPLOYEE WILL NOT BE ENTITLED TO RECEIVE ANY OF THE RIGHTS AND BENEFITS DESCRIBED HEREIN (INCLUDING, WITHOUT LIMITATION, THE RELEASE PROVIDED IN SECTION 4 ABOVE), EXCEPT TO THE EXTENT THAT EXECUTIVE WOULD HAVE BEEN ENTITLED TO RECEIVE SUCH BENEFITS INDEPENDENT OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, EXECUTIVE'S BENEFITS PROVIDED FOR UNDER THE TERMS OF HIS EMPLOYMENT AGREEMENT).

     (b) Executive acknowledges and agrees that:

     (I) Executive's "deferred compensation" account as described in Section 4 of Exhibit C to the Employment Agreement was properly closed as of December 31, 2004, and Executive is not entitled to any further distributions under same.

     (II) Executive's restricted stock award of 40,000 shares of the Common Stock of Parent granted on February 14, 2005, is hereby automatically forfeited and cancelled as of the Termination Date.

     (III) Executive's stock options for (i) 37,500 shares of Parent, dated January 27, 1998, with an exercise price of $10.50 per share and (ii) 100,000 shares of Parent common stock dated January 24, 2002, with an exercise price of $9.28, are hereby forfeited and cancelled as of the Termination Date; and

     (IV) Executive shall be entitled to receive the following:

     (A) in equal bi-weekly installments consistent with the Company's payroll practices, commencing February 1, 2006, payment of $1,502,304.08 paid over two
(2) years from that date; and

     (B) Upon expiration eighteen months from July 31, 2005, the Company shall assist Executive and/or his spouse in obtaining an individual health insurance policy which provides health coverage on terms substantially similar to those provided under COBRA coverage (the "Individual Replacement Policy"). The Company shall pay all premiums for any Individual Replacement Policy for Executive and his spouse up to $20,000 per calendar year in the aggregate, which maximum amount shall be increased each calendar year commencing January 1, 2003, by a percentage equal to the percentage increase in the "CPI" occurring since January

1, 2002. For purposes hereof, "CPI" means the index now known as the "Consumer Price Index for All Urban Consumers, All Items, U.S. Cities Average, (1982-1984 = 100)", issued and published by the Bureau of Labor Statistics of the United States Department of Labor. If the CPI ceases to use 1982-1984 equaling 100 as the basis of calculation, or if a change is made in the terms or number of items contained in the CPI, or if the CPI is altered, modified, converted or revised in any way, then the increase in annual premiums hereunder shall be determined by reference to the index designated as the successor to the CPI or other substitute index published by the government of the United States. In the event the CPI shall hereafter be converted to a different standard reference base or otherwise revised, determinations based upon the CPI shall be made with the use of such conversion factor, formula or table for converting the CPI as may be published by the Bureau of Labor Statistics, or, failing such publication, with the use of such conversion factor, formula, or table as may be published by any other nationally recognized publisher of similar statistical information. In the event the publication of the CPI is hereafter discontinued, Parent shall designate a comparable index to be used in lieu thereof. For purposes hereof, the CPI for a given date shall be determined by reference to the CPI for the calendar month in which such date falls. Upon Executive and/or his wife becoming enrolled for Medicare coverage, the obligation of the Company with respect to the Individual Replacement Policy shall terminate but the Company shall become responsible for paying (or reimbursing Executive and/or his spouse for) any premiums required by Medicare for Part A or B coverage and for any premiums associated with any supplemental individual insurance policy selected and obtained by Executive and/or his spouse for each up to the age of 80, respectively. In no event, however, shall the Company's obligation pursuant to the immediately preceding sentence exceed $20,000 per year, as adjusted by the CPI escalator described above. The Company's obligations with respect to Executive and/or his spouse under this paragraph shall terminate upon Executive or his spouse becoming covered under a group health plan sponsored by any other employer, other than CT Investments, LLC, due to the employment of Executive or his spouse."

     (c) The obligations in Section 5(b)(IV)(A) and (B) above are undertaken by the Company in full satisfaction for, and in lieu of, any and all obligations owing to Executive by the Company pursuant to the Employment Agreement and Change of Control Agreement (including, without limitation, a two (2) year post-termination car allowance, two (2) year's base salary and target bonus, payment in lieu of deferred compensation and payment of COBRA premiums and post-COBRA health insurance costs).

     6. No Assignment. Executive represents and warrants that he has not assigned or transferred, or purported to assign or transfer, to any person, entity, or individual whatsoever, any of the Claims released herein. Executive agrees to indemnify and hold harmless the Company Releasees against any Claim based on, arising out of, or due to any such assignment or transfer. Company represents and warrants that it has not assigned or transferred, or purported to assign or transfer, to any person, entity, or individual whatsoever, any of the Company Claims released herein. Company agrees to indemnify and hold harmless Executive, his successors and assigns, against any Company Claim based on, arising out of, or due to any such assignment or transfer.

     7. Cooperation and Non-Disparagement. For so long as payments are due and owing to Executive pursuant to Section 5(b)(IV)(A) hereof, Executive hereby agrees that he will cooperate in any reasonable requests by the Company in effecting an orderly management transition and will cooperate with all corporate or independent investigations by the Parent Board or the Company Board and all governmental investigations of the Company or Parent. Executive hereby agrees that he will not make any disparaging comments or accusations detrimental to the reputation, business, or business relationships of the Company, the Company's affiliates or subsidiaries and/or their respective shareholders, directors or employees. Likewise, Company agrees that it will not make any disparaging comments or accusations detrimental to the reputation, business, or business relationships of Executive. In the event Executive becomes legally compelled to disclose information that may be disparaging to the Company, the Company's affiliates or subsidiaries and/or their respective shareholders, directors or employees or detrimental to the business or business relationships of the Company, or the Company becomes legally compelled to disclose information that may be disparaging to Executive or detrimental to the business or business relationships of Executive, the party who is so legally compelled will provide the other with prompt notice so that it may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Release. In the event that such protective order or remedy is not obtained, or the party that may be disparaged by the release of the information waives compliance with the provisions of this Release, Executive or the Company, as the case may be, will furnish only such information that he or it is advised by written opinion of counsel is legally required, and will exercise best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded any confidential information.

     8. Indemnification and Covenant Not to Sue.

     (a) In furtherance of the foregoing, Executive agrees on behalf of himself and the Derivative Claimants not to sue or prosecute any matter against any Company Releasee with respect to any Claim and agrees to hold each Company Releasee harmless with respect to any such suit or prosecution in contravention of this Section 8. Executive understands that if this Agreement were not signed, he would have the right voluntarily to assist other individuals or entities in bringing Claims against the Company Releasees. Executive hereby waives that right and hereby agrees that he will not voluntarily provide any such assistance. To the extent that applicable law prohibits Executive from waiving his right to bring and/or participate in the investigation of a Claim, Executive nevertheless waives his right to seek or accept any damages or relief in any such proceeding.

     (b) For the avoidance of doubt, Executive shall continue to be entitled to indemnification to the extent provided by, and in accordance with the terms of, any other indemnification provision under which Executive was entitled prior to the execution of this Agreement, including without limitation, under Parent's Bylaws, and the Indemnification Agreement, dated 1/26/96 , by and between Executive and Parent (including, but not limited to, indemnification against claims related to taxes owed by foreign subsidiaries of Company).

     9. Representation Regarding Knowledge of Trade Secrets and/or Inventions. Executive hereby acknowledges and confirms that he has no right, claim or interest to any property, invention, trade secret, information or other asset used in the business of the Company and that all such property, inventions, trade secrets, information and other assets used in the business of the Company are owned by Company or its affiliates or licensed to the Company or its affiliates by third parties not affiliated with Executive.

     10. Return of Company Property and Proprietary Information. (a) Executive further promises, represents and warrants that, except as set forth on Schedule 10 to this Agreement, Executive has returned or will return to Clinton D. McKellar, by no later than upon the execution of this Agreement by Executive:
(a) all property of the Company, including, but not limited to, any and all files, records, credit cards, keys, identification cards/badges, computer access codes, computer programs, instruction manuals, equipment (including computers) and business plans; (b) any other property which Executive prepared or helped to prepare in connection with Executive's employment with the Company; and (c) all documents, including logs or diaries, all tangible materials, including audio and video tapes, all intangible materials (including computer files), and any and all copies or duplicates of any such tangible or intangible materials, including any duplicates, copies, or transcriptions made of audio or video tapes, whether in handwriting or typewritten, that are in the possession, custody or control of Executive or his attorneys, agents, family members, or other representatives, which are alleged to support in any way any of the claims Executive has released under this Agreement. Executive acknowledges that, following August 31, 2005, Executive shall not have access to the Company's electronic mail or managed document systems.

     (b) The  foregoing  representation  shall  include,  except as set forth on
Schedule 10 to this Agreement, all Proprietary Information of the Company and its affiliates. With respect to Proprietary Information, except as set forth on
Schedule 10 to this Agreement, Executive warrants, represents, and covenants to return such Proprietary Information on or before the close of business on July 31, 2005. As used herein, "Proprietary Information" means information in written form or electronic media, including but not limited to technical and non-technical data, lists, training manuals, training systems, computer based training modules, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes and plans regarding the Company or its affiliates, clients, prospective clients, methods of operation, billing rates, billing procedures, suppliers, business methods, finances, management, or any other business information relating to the Company or its affiliates (whether constituting a trade secret or proprietary or otherwise) which has value to the Company or its affiliates and is treated by the Company or its affiliates as being confidential; provided; however, that Proprietary Information shall not include any information that has been voluntarily disclosed to the public by the Company or its affiliates (except where such public disclosure has been made without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means. Proprietary Information does include information which has been disclosed to the Company or its affiliates by a third party and which the Company or its affiliates are obligated to treat as confidential. Proprietary Information may or may not be marked by the Company or its affiliates as "proprietary" or "secret" or with other words or markings of similar meaning, and the failure of Company to make such notations upon the physical embodiments of any Proprietary Information shall not affect the status of such information as Proprietary

Information. With respect to any Proprietary Information listed in Schedule 10, Executive agrees to maintain the confidentiality of such Proprietary Information and not disclose same to any third party without the prior written consent of the Company and, in addition, with respect to any Proprietary Information described in the last bullet-point in Schedule 10, Executive agrees to promptly return same (and any copies thereof) to the Company upon request by the Company.

     (c) Executive agrees that, to the extent he retains any Company property pursuant to the provisions of Schedule 10, other than telephone, blackberry or other electronic equipment, he will provide Clint McKellar with a photocopy of same, made at Company expense, on or before July 31, 2005.

     11. General Provisions.

     (a) This Agreement and the covenants, representations, warranties and releases contained herein shall inure to the benefit of and be binding upon Executive and the Company and each of their respective successors, heirs, assigns, agents, affiliates, parents, subsidiaries and representatives.

     (b) Each party acknowledges that no one has made any representation whatsoever not contained herein concerning the subject matter hereof to induce the execution of this Agreement. Executive acknowledges that the consideration for signing this Agreement is a benefit to which Executive would not have been entitled had Executive not signed this Agreement.

     (c) Executive agrees that the terms and conditions of this Agreement, including the consideration hereunder shall not be disclosed to anyone and shall remain confidential and not disseminated to any person or entity not a party to this Agreement except to family members, legal counsel, an accountant for purposes of securing tax advice; the Internal Revenue Service, or the state taxing agencies.

     (d) The "Effective Date" of this Agreement shall be the eighth (8th) day after the execution of the Agreement by Executive.

     (e) This Agreement does not constitute an admission of any liability.

     (f) The parties hereto and each of them agrees and acknowledges that if any portion of this Agreement is declared invalid or unenforceable by a final judgment of any court of competent jurisdiction, such determination shall not affect the balance of this Agreement, which shall remain in full force and effect. Any such invalid portion shall be deemed severable.

     (g) Neither this Agreement nor any provision hereof may be modified or waived in any way except by an agreement in writing signed by each of the parties hereto consenting to such modification or waiver.

This Agreement shall in all respects be interpreted, enforced and governed under the internal laws (and not the conflicts of laws and rules) of Georgia.

                      [SIGNATURES APPEAR ON THE NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

EXECUTIVE ATTESTS THAT HE UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS HELD BY EXECUTIVE.

NOTICE - THIS AGREEMENT CONTAINS A WAIVER OF RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT. EXECUTIVE IS ADVISED TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT

EXECUTED THIS     2nd       DAY OF    August                  , 2005.
              -------------        ---------------------------

EXECUTIVE: /s/ John M. Toma
           ---------------------------------------------------------------------
                  PRINT NAME: JOHN M. TOMA

Sworn to and subscribed before me this 2nd day of August, 2005.
                                       ---        ------

/s/ Aneta Dembski                                Aneta Dembski
---------------------------------        Notary Public, Fulton County, GA
Notary Public                            My Commission Expires February 27, 2007


EXECUTED THIS     2nd       DAY OF    August                  , 2005.
              -------------        ---------------------------

COMPANY: PRG-SCHULTZ USA, INC.


By: /s/ Clinton McKellar, Jr.
   -----------------------------------------

Its:  S.V.P. and General Counsel
    ----------------------------------------

                                   SCHEDULE 10


     o    IBM Model T42 laptop computer - serial # 99-D86YM 04/10

     o    RIM Blackberry Model 7210 - serial # 797553008286

     o Copies of any e-mails received or sent by Executive during employment with the Company.